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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event Reported): November 13, 2000


                              REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                           000-25853                           77-0438443
     ------------------                   ---------------                      -------------
(State or Other Jurisdiction          (Commission File Number)                (I.R.S. Employer
     of Incorporation)                                                     Identification Number)


                              1195 Borregas Avenue
                               Sunnyvale, CA 94089
                                 (408) 571-5000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)
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ITEM 5. OTHER EVENTS

        On November 13, 2000, Redback Networks Inc., a Delaware corporation ("Redback"), announced that its Chief Financial Officer, Craig Gentner, would retire in the first quarter of 2001 due to family medical issues. A copy of Redback's press release announcing Mr. Gentner's retirement is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

        The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange Commission, specifically the most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (b)  PRO FORMA FINANCIAL INFORMATION

      Attached as Exhibit 99.2 hereto is unaudited pro forma combined financial data for the nine months ended September 30, 2000, that presents the effect of the merger between Redback and Siara Systems, Inc. ("Siara") as if the merger occurred on January 1, 2000.

      The unaudited pro forma combined financial data are based on the estimates and assumptions set forth in the notes to such statements. The unaudited pro forma combined financial data are not necessarily indicative of the results that would have been achieved had the transaction been consummated as of the dates indicated or that may be achieved in the future.

      The unaudited pro forma combined financial data should be read in conjunction with the historical financial statements of Redback included in Redback's Annual Report on Form 10-K for the year ended December 31, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, the historical financial statements of Siara included in Redback's Proxy Statement dated February 7, 2000, included within the Registration Statement on Form S-4 Amendment Number 1 (File No. 333-95947), and other financial information pertaining to Redback and Siara.

      Redback acquired Abatis Systems Corporation ("Abatis") in September 2000. The unaudited pro forma combined statement of operatons of Redback and Siarra does not includes the acquisition of Abatis on a pro forma basis because it is not significant to Redback.

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        (c)    EXHIBITS.

               99.1   Press Release Dated November 13, 2000

               99.2   Unaudited Pro Forma Combined Financial Data


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                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REDBACK NETWORKS INC.


DATE:  November 13, 2000                  By: /S/ CRAIG GENTNER
                                              ----------------------
                                              Craig Gentner
                                              Senior Vice President of Finance,
                                              Chief Financial Officer and
                                              Corporate Secretary
                                              (PRINCIPAL FINANCIAL OFFICER)